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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 24, 1999 included in the Form 10-K of Dynegy Holding Inc. (formerly Dynegy Inc.) for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                         ARTHUR ANDERSEN LLP

Houston, Texas
February 29, 2000